Exhibit 10.5

REINSTATEMENT OF AND
FOURTH AMENDMENT TO
PURCHASE AGREEMENT

This REINSTATEMENT OF AND FOURTH AMENDMENT TO PURCHASE AGREEMENT (this “Fourth Amendment”) is made and entered into effective as of April ___, 2010, by and between 2075 FORD PARKWAY, LLC, a Minnesota limited liability company (“Purchaser”), and BEHRINGER HARVARD HOPKINS, LLC, a Delaware limited liability company (“Seller”).

R E C I T A L S:

A. Seller and Purchaser entered into that certain Purchase Agreement dated as of February 3, 2010, as amended by that certain First Amendment to Purchase Agreement dated as of February 10, 2010, as amended by that certain Second Amendment to Purchaser Agreement dated as of March 2, 2010, as amended by that certain Third Amendment to Purchase Agreement dated March 9, 2010 (the “Original Agreement”), pursuant to which Seller agreed to sell to Purchaser and Purchaser agreed to purchase from Seller certain Property (as defined therein) on the terms and conditions set forth in the Original Agreement.

B. Purchaser was not able to secure financing by March 16, 2010, and gave notice to Seller of its intent to terminate pursuant to Section 3.5 of the Original Agreement and the Original Agreement terminated.

C. Purchaser and Seller now desire to reinstate and reaffirm the Original Agreement and to amend certain provisions of the Original Agreement, all upon the terms and subject to the conditions set forth in this Fourth Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1. Capitalized Terms. All capitalized terms not otherwise specifically defined in this Fourth Amendment shall have meanings ascribed to such terms in the Original Agreement.

2. Financing Contingency. Section 3.5 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“Purchaser acknowledges that it has waived any financing contingency and no longer has a right to terminate the Agreement in connection with obtaining financing. All aspects of the Property and Property Documents shall be deemed to have been approved pursuant to Section 3.3. The Earnest Money is non-refundable except as otherwise set forth herein.”

3. Time and Place of Closing. Section 4.1 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“The consummation of the purchase and sale of the Property (“Closing”) shall take place via facsimile or email through the office of the Escrow Agent, on a date (the “Closing Date”) mutually agreed upon by the parties, but not later than April 15, 2010. Simultaneously with the execution of the First Amendment, Purchaser made a deposit of an additional Fifty Thousand Dollars ($50,000) with Escrow Agent. Such Fifty Thousand Dollars ($50,000) is a part of the Earnest Money as such term is used herein and is non-refundable except as otherwise set forth herein. At Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.2 and Section 4.3 below, the performance of which obligations shall be concurrent conditions.”

Exhibit 10.5

4. Counterparts; Interpretation. This Fourth Amendment may be signed in counterparts and may be delivered by electronic mail or facsimile, and each counterpart will be considered an original, but all of which, when taken together, will constitute one instrument. This Fourth Amendment shall be interpreted to give each of the provisions their plain meaning. The Recitals are incorporated into the Fourth Amendment. Each of the parties agrees to permit the use of telecopy or other electronic signatures in order to expedite the execution and delivery of this Fourth Amendment, intends to be bound by its respective telecopy or electronic signature, and is aware that the other will rely on the telecopied or other electronically transmitted signature.

5. Governing Law. This Fourth Amendment shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of Minnesota.

6. No Further Modification. The Original Agreement remains in full force, except as amended by this Fourth Amendment, and is hereby ratified and reaffirmed.

7. Conflicts. If any conflict between this Fourth Amendment and the Original Agreement should arise, the terms of this Fourth Amendment shall control.

Exhibit 10.5

IN WITNESS WHEREOF, Seller and Purchaser have executed this Fourth Amendment as of the date written above.

SELLER:

Dated: __________	BEHRINGER HARVARD HOPKINS, LLC, a Delaware limited liability company

By:
Name:
Title:

PURCHASER:

Dated: __________	2075 FORD PARKWAY, LLC, a Minnesota limited liability company

By:
Name:
Title: